FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 6, 2003


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


           Arizona                     000-24946                  86-0649974
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                  5601 W. Buckeye Road, Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On February 6, 2003, the Board of Directors ( the "Board") of Knight Transportation, Inc., an Arizona corporation (the "Company"), adopted an amendment to the Company's bylaws, effective for calendar years beginning after December 31, 2002, providing that the Board may set the date of the annual meeting of shareholders on any date in the month of May, on such day and time as the Board determines to be appropriate. Prior to this amendment, the Company's annual meeting was to be held annually on the second Wednesday of May. A copy of the amended Bylaw is attached as Exhibit 99.1 hereto.

     The Board has set May 21, 2003, as the date for the Company's 2003 Annual Meeting of Shareholders.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits.

     99.1     Amended Section 2.1 of the Company's Amended and Restated Bylaws.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KNIGHT TRANSPORTATION, INC.


Dated: February 6, 2003                /s/ Timothy M. Kohl
                                       -----------------------------------------
                                       Timothy M. Kohl
                                       Executive Vice-President, Secretary, and
                                       Chief Financial Officer